                                                                   EXHIBIT 10.14

           FIRST SUPPLEMENT AND AMENDMENT TO DEED OF TRUST, MORTGAGE,
            LINE OF CREDIT MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT

     THIS FIRST  SUPPLEMENT  AND AMENDMENT TO DEED OF TRUST,  MORTGAGE,  LINE OF
CREDIT MORTGAGE,  ASSIGNMENT,  SECURITY AGREEMENT,  FIXTURE FILING AND FINANCING
STATEMENT (this  "Supplement") is entered into as of the effective time and date hereinafter  stated (the  "Effective  Date") by ST. MARY LAND &  EXPLORATION
COMPANY ("Parent"),  a Delaware corporation (Taxpayer I.D. No. 41-0518430);  ST.
MARY ENERGY  COMPANY  ("Energy"),  a Delaware  corporation  (Taxpayer  I.D.  No.
76-0554924);  NANCE  PETROLEUM  CORPORATION  ("Nance"),  a  Montana  corporation
(Taxpayer I.D. No. 81-0309883);  ST. MARY MINERALS INC. ("Minerals"), a Colorado
corporation (Taxpayer I.D. No. 84-1200318); ROSWELL, L.L.C. ("Roswell"), a Texas
limited  liability company  (Taxpayer I.D. No.  74-2788509);  ST. MARY OPERATING
COMPANY ("Operating"), a Colorado corporation (Taxpayer I.D. No. 84-0723492) and
NPC Inc. ("NPC"),  a Colorado  corporation  (Parent,  Energy,  Nance,  Minerals,
Roswell,  Operating and NPC being herein  individually and  collectively  called
"Mortgagor");  to Jay Chernosky,  as Trustee with respect to Property located in the State of Texas, whose address for notice is 1001 Fannin Street,  Suite 2255,
Houston,  Texas 77002,  and First American Title Company of Utah, as Trustee for
Property located in the State of Utah, whose address for notice is 3300 East 400
South,  Salt Lake City,  Utah  84111,  in both cases for the benefit of WACHOVIA
BANK,  NATIONAL  ASSOCIATION,  as  Administrative  Agent (in such capacity,  the
"Agent") for the lenders (collectively,  the "Lenders") party to the hereinafter defined Credit Agreement.

                                    RECITALS

     A.  Parent,  the Agent and the Lenders  entered  into that  certain  Credit
Agreement dated as of January 27, 2003, by and among Parent, the Agent, and each of the  Lenders  (together  with all  amendments  or  modifications  thereof and supplements thereto the "Credit Agreement").

     B. The  indebtedness  of the Parent under or in connection  with the Credit
Agreement  is secured  by,  among  other  things,  that  certain  Deed of Trust,
Mortgage,  Line of Credit  Mortgage,  Assignment,  Security  Agreement,  Fixture
Filing and Financing  Statement  dated January 27, 2003, from Mortgagor to Agent
(together with all supplements and amendments thereto, the "Mortgage").

     C. The Mortgage was duly  recorded as set forth on Annex I attached  hereto and made a part hereof for all purposes.

     D. Mortgagor  hereby desires to supplement and amend the Mortgage by adding to the  Mortgaged  Property  described  therein and covered  thereby all rights, titles,  interests  and estates now owned or hereafter  acquired by Mortgagor in and to the properties  described on Exhibit A-1 attached  hereto and made a part hereof for all purposes.

                                      -1-

     NOW,  THEREFORE,  for  good  and  valuable  consideration  in hand  paid by
Mortgagor  to Agent and in  consideration  of the debts and  trusts  hereinafter mentioned,  the receipt and sufficiency of all of which is hereby  acknowledged,
Mortgagor and Agent do hereby agree as follows:

                                   ARTICLE I
                               Grant and Mortgage
                               ------------------

     Section 1.1 Mortgagor,  for and in  consideration of the sum of Ten Dollars
($10.00) to  Mortgagor  in hand paid,  and in order to secure the payment of the secured  indebtedness  referred to in the Mortgage,  as supplemented and amended
hereby,  and  the  performance  of  the  obligations,   covenants,   agreements,
warranties  and  undertakings  of  Mortgagor  described  in  the  Mortgage,   as
supplemented and amended hereby, does hereby (a) GRANT,  BARGAIN,  SELL, CONVEY,
TRANSFER,  ASSIGN AND SET OVER to Jay  Chernosky,  as Trustee  ("Trustee"),  and
grant to Trustee a POWER OF SALE (pursuant to the Mortgage,  as supplemented and amended  hereby,  and  applicable  law) with respect to, those of the  following described  properties,  rights  and  interests  which are  located  in (or cover properties located in) the State of Utah and to which the laws of any such state are applicable with respect to the Mortgage, as supplemented and amended hereby, and/or the liens or security  interests  created hereby (the "Additional Deed of
Trust Mortgaged  Properties"),  and (b) MORTGAGE,  ASSIGN,  WARRANT,  PLEDGE AND
HYPOTHECATE  to  Agent,  and  grant to Agent a POWER  OF SALE  (pursuant  to the
Mortgage,  as supplemented and amended hereby,  and applicable law) with respect to, all of the following  described rights,  interests and properties which were not granted to Trustee in clause (a) above (including, without limitation, those of the following described properties, rights and interests which are located in
(or cover properties located in ) the States of Montana, North Dakota or Wyoming and to which  the laws of any such  state are  applicable  with  respect  to the
Mortgage,  as  supplemented  and  amended  hereby,  and/or the liens or security interests created hereby) (the "Additional Other Mortgaged Properties"):

          A. The oil, gas and/or other mineral  properties,  mineral servitudes, and/or  mineral  rights which are  described in Exhibit A-1 attached  hereto and made a part hereof;

          B. Without  limitation of the  foregoing,  all other right,  title and interest  of  Mortgagor  of whatever  kind or  character  (whether  now owned or hereafter  acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other agreements  described in Exhibit A-1 hereto, (ii)
the lands  described  or referred to in Exhibit A-1 (or  described in any of the instruments  described  or referred to in Exhibit  A-1),  without  regard to any limitations  as to specific lands or depths that may be set forth in Exhibit A-1 hereto or in any of the leases or other  agreements  described  in  Exhibit  A-1 hereto and (iii) any other lands (including submerged lands) located anywhere in the United States of America;

          C.  All of  Mortgagor's  interest  (whether  now  owned  or  hereafter acquired by operation of law or otherwise) in and to all presently  existing and
hereafter   created  oil,  gas  and/or  mineral   unitization,   pooling  and/or
communitization  agreements,  declarations  and/or  orders,  and  in  and to the
properties,   rights  and  interests  covered  and  the  units  created  thereby
(including, without limitation, units formed under orders, rules, regulations or

                                      -2-

other  official  acts  of  any  federal,   state  or  other   authority   having
jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause A or B above;

          D. All of Mortgagor's  interest in and rights under (whether now owned or hereafter  acquired by operation of law or otherwise) all presently  existing and hereafter created operating agreements,  equipment leases,  production sales contracts,  processing  agreements,  transportation  agreements,  gas  balancing agreements,  farmout and/or farm-in agreements,  salt water disposal agreements, area of mutual interest agreements,  and other contracts and/or agreements which cover,  affect,  or otherwise  relate to the  properties,  rights and  interests described  in clause  A, B or C above or to the  operation  of such  properties, rights  and  interests  or  to  the  treating,  handling,  storing,  processing, transporting  or marketing of oil, gas,  other  hydrocarbons,  or other minerals
produced  from  (or  allocated  to)  such   properties,   rights  and  interests
(including,  but not limited to, those contracts  listed in Exhibit A-1 hereto), as same may be amended or supplemented from time to time;

          E.  All of  Mortgagor's  interest  (whether  now  owned  or  hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures,
movable  or  immovable   property  and  other  real  and/or  personal   property
(including,  without limitation,  all wells, pumping units,  wellhead equipment, tanks, pipelines, flow lines, gathering lines,  compressors,  dehydration units,
separators,   meters,  buildings,  injection  facilities,  salt  water  disposal facilities,  and power,  telephone  and  telegraph  lines),  and all  easements, servitudes,  rights-of-way,  surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties,  rights and  interests  described  in clause A, B or C above,  or in connection with the operation of such  properties,  rights and interests,  or in connection with the treating,  handling,  storing,  processing,  transporting or marketing of oil, gas, other  hydrocarbons,  or other minerals produced from (or allocated to) such properties, rights and interests; and

          F. All  rights,  estates,  powers and  privileges  appurtenant  to the foregoing rights, interests and properties.

     TO HAVE AND TO HOLD (a) the Additional Deed of Trust  Mortgaged  Properties
unto the Trustee, and its successors or substitutes in this trust, and to its or their successors and assigns, in trust, however, upon the terms,  provisions and conditions  herein set forth, and (b) the Additional Other Mortgaged  Properties unto Agent, and Agent's successors and assigns,  upon the terms,  provisions and conditions  herein set forth (the Additional Deed of Trust Mortgaged  Properties and the Additional Other Mortgaged Properties are herein sometimes  collectively called the "Additional Mortgaged Properties").

     Section 1.2  Mortgagor  hereby  confirms  that it has  heretofore  granted,
bargained,   sold,  conveyed,   transferred,   assigned,  set  over,  mortgaged,
warranted,  pledged  and  hypothecated  to the  Agent,  and  granted a  security interest to the Agent in, the "Property" (as such term is amended  hereby),  and
Mortgagor hereby further grants, bargains, sells, conveys,  transfers,  assigns, sets over, mortgages,  warrants, pledges and hypothecates to Agent, and grants a security  interest  to Agent  in,  the  Property,  to  secure  the  payment  and performance of the "secured indebtedness" (as defined in the Mortgage).

                                      -3-

     Section 1.3 Mortgagor hereby confirms that it has heretofore absolutely and unconditionally  assigned,  transferred and set over and does hereby  absolutely and unconditionally  assign,  transfer and set over to Agent, its successors and assigns,  all of the "Production"  (as defined in the Mortgage,  as supplemented and amended  hereby) which  accrues to  Mortgagor's  interest in the  "Mortgaged
Properties" (as such term is amended hereby), and all "Production  Proceeds" (as defined in the Mortgage, as supplemented and amended hereby),  together with the immediate  and  continuing  right to collect  and  receive  all such  Production
Proceeds.

                                   ARTICLE II
                             Definitions; References
                             -----------------------

     Section 2.1 All  capitalized  terms used but not defined  herein shall have the meanings assigned to such terms in the Mortgage, as supplemented and amended hereby.

     Section 2.2 All  references in the Mortgage to "this  Mortgage"  shall mean the Mortgage as supplemented and amended hereby and as the same may from time to time be further amended or supplemented.

     Section 2.3 All  references in the Mortgage to "Mortgaged  Properties"  are hereby supplemented and amended to include the Additional  Mortgaged  Properties as defined and described in this  Supplement as if reference  thereto were fully made in the Mortgage at the time the Mortgage was executed and recorded.

     Section  2.4 All  references  in the  Mortgage  to  "Property"  are  hereby supplemented  and  amended to include the  Additional  Mortgaged  Properties  as defined and described in this Supplement as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed and recorded.

     Section  2.5 All  references  in the  Mortgage to  "Schedule  I" are hereby amended and supplemented to include the Wells described on Schedule I-A attached to this  Supplement  as if reference  thereto were fully made in the Mortgage at the time the Mortgage was executed.

     Section 2.6 All references in the Mortgage to "Schedule I Wells" are hereby amended and supplemented to include the Wells described on Schedule I-A attached to this  Supplement  as if reference  thereto were fully made in the Mortgage at the time the Mortgage was executed.

                                   ARTICLE III
                                  Miscellaneous
                                  -------------

     Section 3.1 The parties hereto hereby  acknowledge and agree that except as specifically  amended,  changed or modified hereby, the Mortgage shall remain in full force and effect in accordance with its terms.  None of the rights,  titles and  interests  existing and to exist under the  Mortgage  are hereby  released,
diminished  or  impaired,   and  Mortgagor   hereby   reaffirms  all  covenants,
representations and warranties made in the Mortgage.

     Section 3.2 This Supplement may be executed in several counterparts, all of which  are  identical,  except  that,  (a) to  facilitate  recordation,  certain

                                      -4-

counterparts  hereof may include only that  portion of Exhibit A which  contains descriptions of the properties located in (or otherwise subject to the recording or filing  requirements  and/or  protections  of the recording or filing acts or regulations of) the recording  jurisdiction in which the particular  counterpart is to be recorded,  and other  portions of Exhibit A-I shall be included in such counterparts  by reference  only and (b)  Schedule  I-A is attached  only to the master counterparts hereof being retained by Mortgagor and Agent.

                          [SIGNATURES BEGIN NEXT PAGE]

                                      -5-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16, 2003.

                                         ST. MARY LAND & EXPLORATION
                                         COMPANY

                                         By:  /s/ MILAM RANDOLPH PHARO
                                             -----------------------------------
                                              Milam Randolph Pharo
                                              Vice President - Land & Legal

The address and tax identification number of Parent are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 41-05 18430

The  address of Agent is:
201 South College Street
8th Floor NC 0680
Charlotte, NC 28288

The addresses of Trustees are:
Jay Chernosky
1001 Fannin Street, Suite 2255
Houston, Texas 77002

The First American Title Company of Utah
3300 East 400 South
Salt Lake City, Utah 84111

This instrument prepared by:
Craig W. Murray
Vinson & Elkins L.L.P.
1001 Fannin, Suite 2300
Houston, TX  77002

                                      -6-

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify that, on this 16th day of April,  2003,  THERE personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Land &  Exploration Company, a Delaware corporation, known to me to be such officer,  such corporation being a party to the foregoing instrument.

MONTANA,            The foregoing instrument was acknowledged before me on this
NORTH DAKOTA,       day, by such person, the above designated officer of the
UTAH and WYOMING    corporation specified  following such person's name, on
                    behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of Denver, Denver County, Colorado on the day and year first above written.
                                /s/ JAMES C. ROBERTSON
                              --------------------------------------------------
                              NOTARY PUBLIC, in and for the State of Colorado

                              James C. Robertson
My commission expires:        (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -7-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                         ST. MARY ENERGY COMPANY

                                         By:  /s/ MILAM RANDOLPH PHARO
                                             -----------------------------------
                                              Milam Randolph Pharo
                                              Vice President - Land & Legal

The address and tax identification number of Energy are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 76-0554924

STATE OF COLORADO            ss.
                             ss.
COUNTY OF DENVER             ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Energy Company, a Delaware  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA,            The foregoing instrument was acknowledged  before me on this
NORTH DAKOTA,       day, by  such person, the  above designated  officer  of the
UTAH and WYOMING    corporation  specified  following  such person's   name,  on
                    behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing document as tile above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my presence  and in tile  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act

                                      -8-

                    and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of Denver, Denver County, Colorado on the day and year first above written.
                                /s/ JAMES C. ROBERTSON
                               -------------------------------------------------
                               NOTARY PUBLIC, in and for the State of Colorado

                               James C. Robertson
My commission expires:         (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -9-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                         NANCE PETROLEUM CORPORATION

                                         By:  /s/ ROBERT T. HANLEY
                                            ------------------------------------
                                              Robert T. Hanley
                                              Vice President and Treasurer

The address and tax identification number of Nance are:

550 North 31st Street, Suite 500
Billings, Montana 59101
(Yellowstone County)
Taxpayer ID. No. 8 1-0309883

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16TH day of April,  2003, there personally  appeared  before  me:  Robert  T.  Hanley,  the Vice  President  and
Treasurer of Nance Petroleum Corporation, a Montana corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA,            The foregoing instrument was acknowledged before mc on this
NORTH DAKOTA,       day, by such person, the above designated officer of the
UTAH and WYOMING    corporation specified following such person's name, on
                    behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act

                                      -10-

                    and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF.  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                               /s/ JAMES C. ROBERTSON
                             ---------------------------------------------------
                             NOTARY PUBLIC, in and for the State of Colorado

                             James C. Robertson
My commission expires:       (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -11-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                         ST. MARY MINERALS INC.

                                         By:  /s/ RICHARD C. NORRIS
                                             -----------------------------------
                                              Richard C. Norris
                                              Vice President - Finance

The address and tax identification number of Minerals are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 84-12003 18

STATE OF COLORADO            ss.
                             ss.
COUNTY OF DENVER             ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16TH day of April,  2003, there personally  appeared before me: Richard C. Norris,  the Vice President - Finance of St.  Mary  Minerals  Inc.,  a  Colorado  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA,            The foregoing instrument was acknowledged before me on this
NORTH DAKOTA,       day, by such person, the above designated officer of the
UTAH and WYOMING    corporation specified following such person's name,on behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act

                                      -12-

                    and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                  /s/ JAMES C. ROBERTSON
                                ------------------------------------------------
                                NOTARY PUBLIC, in and for the State of Colorado

                                James C. Robertson
My commission expires:          (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -13-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                         ROSWELL, L.L.C.

                                         By:  St. Mary Land & Exploration
                                              Company, as Member

                                         By:  /s/ MILAM RANDOLPH PHARO
                                             -----------------------------------
                                              Milam Randolph Pharo
                                              Vice President - Land & Legal

The address and tax identification number of Roswell are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 74-2788509

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St Mary Land &  Exploration Company, a Delaware  corporation, in its  capacity  as a member of  Roswell,  L.L.C.,  a Texas  limited  liability company,  known to me to be such officer of such  corporation,  such corporation acting in its  capacity  as  member  and on  behalf  of such  limited  liability company,  and such  limited  liability  company  being a party to the  foregoing instrument.

MONTANA,            The foregoing instrument was acknowledged before me on this
NORTH DAKOTA,       day, by such person,the above designated officer of St. Mary
UTAH and WYOMING    Land & Exploration Company acting in its capacity as
                    member of the limited liability company specified following such person's name, on behalf of said corporation acting ill its capacity as member of the limited liability company, and on behalf of said limited liability company.

                    On  this  date   before  me,  the   undersigned   authority.
                    personally  came and appeared such person,  to me personally known  and  known  by  me o be  tile  person  whose  genuine

                                      -14-

                    signature is affixed to the foregoing  document as the above designated officer of the above mentioned corporation acting in its capacity as member of the limited  liability  company specified  following  such  person's  name,  who signed said document  before me in the  presence  of the two  witnesses, whose names are thereto  subscribed as such, being competent witnesses,  and who acknowledged,  in my presence and in the presence  of said  witnesses,  that he signed  the above and foregoing document as his own free act and deed on behalf of such  corporation  acting in its  capacity as member of such limited  liability  company,  and on behalf of such  limited liability  company,  by  authority of its board of directors and by authority of its  members,  respectively,  and as the free  act  and  deed  of  such  corporation,  acting  in its capacity as member of such limited liability company, and of such limited liability company and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                  /s/ JAMES C. ROBERTSON
                                ------------------------------------------------
                                NOTARY PUBLIC, in and for the State of Colorado

                                James C. Robertson
My commission expires:            (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -15-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                         ST. MARY OPERATING COMPANY

                                         By:  /s/ MILAM RANDOLPH PHARO
                                              ----------------------------------
                                              Milam Randolph Pharo
                                              Vice President - Land & Legal

The address and tax identification number of Operating are:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 84-0723492

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally  appeared before me: Milam Randolph Pharo,  the Vice President - Land
& Legal of St. Mary Operating Company, a Colorado  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA,            The foregoing  instrument  was acknowledge before me on this
NORTH DAKOTA,       day, by  such  person, the  above  designated officer of the
UTAH and WYOMING    corporation   specified  following  such  person's  name, on
                    behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation

                                      -16-

                    by authority  of its board of directors  and as the free act and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                 /s/ JAMES C. ROBERTSON
                               -------------------------------------------------
                               NOTARY PUBLIC, in and for the State of Colorado

                               James C. Robertson
My commission expires:           (printed name)
February 14, 2005
---------------------

[SEAL]

                                      -17-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16, 2003.

                                         NPC INC.

                                         By:  /s/ ROBERT T. HANLEY
                                             -----------------------------------
                                               Robert T. Hanley
                                               Vice President and Treasurer

The address and tax identification number of Operating are:

1776 Lincoln Street, Suite 700
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 84-0723492

STATE OF COLORADO                 ss.
CITY AND                          ss.
COUNTY OF DENVER                  ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify that, on this 16th day of April,  2003,  there personally  appeared  before  me:  Robert  T.  Hanley,  the Vice  President  and
Treasurer of NPC INC., a Colorado  corporation,  known to me to be such officer, such corporation being a party to the foregoing instrument.

MONTANA,            The foregoing  instrument was acknowledged before me on this
NORTH DAKOTA,       day, by  such  person, the  above designated o fficer of the
UTAH and WYOMING    corporation  specified  following  such   person's  name, on
                    behalf of said corporation.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer of the corporation  specified  following such person's  name,  who signed said document  before me in the presence of the two  witnesses,  whose names are thereto subscribed  as  such,  being  competent  witnesses,  and who acknowledged,  in my  presence  and in the  presence of said witnesses,  that he signed the above and foregoing  document as his own free act and deed on behalf  of such  corporation by authority  of its board of directors  and as the free act

                                      -18-

                    and deed of such  corporation  and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of  Denver,  Denver  County,  Colorado,  on the day and  year  first  above written.
                                /s/ JAMES C. ROBERTSON
                              --------------------------------------------------
                               NOTARY PUBLIC, in and for the State of Colorado

                               James C. Robertson
My commission expires:          (printed name)

February 14, 2005

[SEAL]

                                      -19-

     EXECUTED  this 16th day of April,  2003, to be  effective,  however,  as of
April 16th, 2003.

                                         WACHOVIA BANK, NATIONAL
                                         ASSOCIATION, as Administrative Agent

                                         By:   /s/ PHILIP J. TRINDER
                                               ---------------------------------
                                         Name: Philip J. Trinder
                                         Title:Vice President

The address of Agent is:

201 South College Street
8th Floor NC 0680
Charlotte, North Carolina 28288

STATE OF TEXAS              ss.
                            ss.
COUNTY OF HARRIS            ss.

     BE IT REMEMBERED  THAT I, the undersigned  authority,  a notary public duly qualified,  commissioned,  sworn  and  acting  in and for the  county  and state
aforesaid,   and   being   authorized   in  such   county   and  state  to  take
acknowledgments,  hereby  certify  that, on this 16th day of April,  2003, there personally appeared before me: Philip J. Trinder, the Vice President of Wachovia
Bank, National  Association,  a national banking association,  known to me to be
such  officer,   such  banking  association  being  a  party  to  the  foregoing instrument.

MONTANA,            The foregoing instrument was  acknowledged before me on this
NORTH DAKOTA,       day, by  such  person, the above designated  officer  of the
UTAH and WYOMING    banking association specified following  such person's name, on behalf of said banking association.

                    On  this  date   before  me,  the   undersigned   authority,
                    personally  came and appeared such person,  to me personally known  and  known  by me  to be  the  person  whose  genuine signature is affixed to the foregoing  document as the above designated  officer  of the  banking  association  specified following  such  person's  name,  who signed  said  document before me in the presence of the two witnesses,  whose names are thereto  subscribed as such, being competent  witnesses, and who acknowledged,  in my presence and in the presence of said  witnesses,  that he signed  the  above  and  foregoing document  as his own  free act and  deed on  behalf  of such

                                      -20-

                    banking  association  by authority of its board of directors and as the free act and deed of such banking association and for the uses and purposes therein set forth and apparent.

     IN WITNESS  WHEREOF,  I have  hereunto set my hand and official seal in the
City of Houston, Harris County, Texas, on the day and year first above written.
                                 /s/ GLORIA D. SINGLETON
                                ------------------------------------------------
                                NOTARY PUBLIC, in and for the State of Texas
                                  Gloria D. Singleton
                                ------------------------------------------------
My commission expires:          (printed name)
9-12-03
---------------------

[SEAL]

                                      -21-